Exhibit 21.1

SunGard Capital Corp.

SunGard Capital Corp. II

SunGard Data Systems Inc.

Subsidiaries of the Registrants

Name	Jurisdiction
SunGard Capital Corp.	Delaware
SunGard Capital Corp. II	Delaware
SunGard Data Systems Inc.	Delaware
Advanced Portfolio Technologies Ltd.	Bermuda
Advanced Portfolio Technologies Ltd.	England & Wales
Advanced Portfolio Technologies, Inc.	Delaware
Automated Securities Clearance (Europe) Limited	England & Wales
Automated Securities Clearance LLC	Delaware
Birza Limited	Ireland
C.T. Computer Services Limited	England & Wales
Comex Information Technology (Shanghai) Co., Ltd.	China
Computer Stand-By Limited	England & Wales
Decalog (1991) Ltd.	Israel
Decalog (UK) Limited	England & Wales
Decalog Genie Informatique SAS	France
Decalog N.V.	The Netherlands
Decision Software, Inc.	New York
Derivatech UK Limited	England & Wales
E2-One UK Limited	England & Wales
Ex-FIS Limited	England & Wales
FAME (UK) Holdings Limited	England & Wales
FAME Information Services (Asia Pacific) Pte Ltd	Singapore
FNI (I), L.L.C.	Delaware
FNX India Software Limited Private Company	India
FNX Ltd, Mauritius	Republic of Mauritius
FNX, L.L.C.	Delaware
GL Settle Limited	England & Wales
GL Settle, Inc.	Delaware
GL Trade (South Africa) (Proprietary) Limited	South Africa
GL Trade Americas, Inc.	New York
GL Trade Capital Markets Solutions Inc.	Pennsylvania
GL Trade CMS (Thailand) Limited	Thailand
GL Trade Holdings, Inc.	Delaware
GL Trade Overseas, Inc.	Delaware
GL Trade Software DOO	Serbia
GL Trade Solutions CMS (Thailand) Limited	Thailand

GLESIA Srl	Italy
Guardian dr (Overseas Holdings) Limited	England & Wales
Guardian iT	England & Wales
Guardian iT France S.A.	France
Guardian iT Holdings (Belgium) NV	Belgium
HTE-Alberta Ltd.	Alberta
InFlow LLC	Delaware
Integrity Treasury Solutions Europe Limited	England & Wales
Integrity Treasury Solutions Inc.	Delaware
Integrity Treasury Solutions Limited	England & Wales
Integrity Treasury Solutions Pty Limited	Australia
iXguardian Limited	England & Wales
Kiodex Limited	England & Wales
Kronos Software Limited	England & Wales
Lonsdale Chetwyn Holdings Limited	England & Wales
Mindwell AB	Sweden
Minorca Corporation NV	Netherlands Antilles
Monis Management Limited	England & Wales
Monis Software Inc.	New York
Monis Software Limited	England & Wales
Online Securities Processing Inc.	Delaware
Oshap Software Industries Ltd.	Israel
Oshap Technologies Ltd.	Israel
PT. SunGard Systems Indonesia	Indonesia
Reech Capital Limited	England & Wales
Riofin Limited	England & Wales
Safetynet Group	England & Wales
Safetynet International Limited	England & Wales
Safetynet Limited	England & Wales
Shanghai Fudan Kingstar Information and Technology Company Ltd.	China
Sherwood US Holdings Limited	England & Wales
SIS Europe Holdings LLC	Delaware
Solutions Plus Consulting Services Limited	England & Wales
SRS Development Inc.	Delaware
Stratix Technologies Inc.	Ontario
Strohl Systems (UK) Limited	England & Wales
SunGard (Benelux) N.V.	Belgium
SunGard (Israel) Ltd.	Israel
SunGard (Switzerland) SA	Switzerland
SunGard Ambit (Australia) Pty Ltd	Australia
SunGard Ambit (Malaysia) Sdn. Bhd.	Malaysia
SunGard Ambit (Philippines) Inc.	Philippines
SunGard Ambit (Singapore) Pte. Ltd.	Singapore
SunGard Ambit (Slovakia) spol. s.r.o.	Slovak Republic
SunGard Ambit (Thailand) Limited	Thailand

SunGard Ambit Holdings Pty Ltd	Australia
SunGard Ambit Investment Holdings Pty Ltd	Australia
SunGard Ambit LLC	Delaware
SunGard Ambit Pakistan (Private) Limited	Pakistan
SunGard Ambit Technology Pty Ltd	Australia
SunGard Apex International Limited	England & Wales
SunGard Apex UK Limited	England & Wales
SunGard AR Financing LLC	Delaware
SunGard Asia Pacific Inc.	Delaware
SunGard Availability Services (Belgium) NV	Belgium
SunGard Availability Services (Canada) Ltd.	Ontario
SunGard Availability Services (Deutschland) GmbH	Germany
SunGard Availability Services (DR) Limited	England & Wales
SunGard Availability Services (France) S.A.	France
SunGard Availability Services (Ireland) Limited	Ireland
SunGard Availability Services (Luxembourg) SA	Luxembourg
SunGard Availability Services (Nordic) AB	Sweden
SunGard Availability Services (Norway) AS	Norway
SunGard Availability Services (UK) Limited	England & Wales
SunGard Availability Services LP	Pennsylvania
SunGard Availability Services Ltd.	Delaware
SunGard AvantGard LLC	California
SunGard Bilgisayar Hizmetleri Ticaret Limited Sirketi	Turkey
SunGard Brokerage & Securities Services LLC	Delaware
SunGard Business Integration (UK) Limited	England & Wales
SunGard Business Integration AG	Switzerland
SunGard Business Integration GmbH	Germany
SunGard Business Systems LLC	Delaware
SunGard Computer Services LLC	Delaware
SunGard Consulting Services LLC	Delaware
SunGard CSA LLC	Delaware
SunGard Data Management Solutions (UK) Limited	England & Wales
SunGard Data Systems Beijing Co. Ltd.	China
SunGard de Mexico, S. de R.L. de C.V.	Mexico
SunGard Dealing Systems Pty Limited	Australia
SunGard Development Corporation	Delaware
SunGard DIS Inc.	Delaware
SunGard Do Brasil Servicos de Informatica Ltda.	Brazil
SunGard Energy Solutions Limited	England & Wales
SunGard Energy Systems Inc.	Delaware
SunGard eProcess Intelligence LLC	Delaware
SunGard Finance SAS	France
SunGard Financial Systems (France) SAS	France
SunGard Financial Systems LLC	Delaware
SunGard Financing LLC	Delaware

SunGard Front Arena AB	Sweden
SunGard Funding II LLC	Delaware
SunGard Funding LLC	Delaware
SunGard Global Execution Services Limited	England & Wales
SunGard Global Services (Ireland) Limited	Ireland
SunGard Global Services (Tunisia)	Tunisia
SunGard Global Services (Tunisia) II SARL	Tunisia
SunGard Global Services (Tunisia) III	Tunisia
SunGard Global Services (UK) Limited	England & Wales
SunGard Global Trading (Australia) Pty. Ltd.	Australia
SunGard Global Trading (Belgium)	Belgium
SunGard Global Trading (Deutschland) GmbH	Germany
SunGard Global Trading (Hong Kong) Limited	Hong Kong
SunGard Global Trading (Iberica) S.L.	Spain
SunGard Global Trading (Nederland) B.V.	The Netherlands
SunGard Global Trading (Portugal) LDA	Portugal
SunGard Global Trading (Singapore) Pte. Ltd.	Singapore
SunGard Global Trading (Suisse) SA	Switzerland
SunGard Global Trading (UK) Limited	England & Wales
SunGard Holdco LLC	Delaware
SunGard Holding Corp.	Delaware
SunGard Holdings Limited	England & Wales
SunGard Iberia, S.L.	Spain
SunGard India Sales Private Limited	India
SunGard Institutional Brokerage Inc.	New York
SunGard Insurance Services Limited	England & Wales
SunGard International Holdings Inc.	Delaware
SunGard Investment Systems LLC	Delaware
SunGard Investment Systems U.K. Limited	England & Wales
SunGard Investment Ventures LLC	Delaware
SunGard IT Availability (India) Private Limited	India
SunGard Italia s.r.l.	Italy
SunGard iWORKS (Canada) Inc.	Ontario
SunGard iWORKS LLC	Delaware
SunGard iWORKS P&C (US) Inc.	Delaware
SunGard Japan KK	Japan
SunGard Kingstar Cayman Islands Limited	The Cayman Islands
SunGard Kingstar Data System (China) Co., Ltd.	China
SunGard Kiodex LLC	Delaware
SunGard Korea Ltd.	Korea
SunGard Latinoamerica, S.A. de C.V.	Mexico
SunGard NetWork Solutions Inc.	Delaware
SunGard Pensions Limited	England & Wales
SunGard Public Sector AG Limited	England & Wales
SunGard Public Sector Inc.	Florida

SunGard Reference Data Solutions LLC	Delaware
SunGard SAS Canada Holdings Inc.	Delaware
SunGard SAS Holdings Inc.	Delaware
SunGard Securities Finance International LLC	Delaware
SunGard Securities Finance LLC	Delaware
SunGard Shareholder Systems LLC	Delaware
SunGard Sherwood Systems (Netherlands) B.V.	The Netherlands
SunGard Sherwood Systems Group Limited	England & Wales
SunGard Sherwood Systems Limited	England & Wales
SunGard Software, Inc.	Delaware
SunGard Solutions (India) Private Limited	India
SunGard Solutions Software (India) Private Limited	India
SunGard System Access (Czech Republic) s.r.o.	Czech Republic
SunGard System Access (Europe) Limited	England & Wales
SunGard System Access Asia Pacific Sdn Bhd	Malaysia
SunGard Systeme GmbH	Germany
SunGard Systems (Middle East) Limited	Dubai
SunGard Systems (Thailand) Company Limited	Thailand
SunGard Systems Hong Kong Limited	Hong Kong
SunGard Systems International Inc.	Pennsylvania
SunGard Systems Ltd.	England & Wales
SunGard Systems Luxembourg S.A.	Luxembourg
SunGard Systems Malaysia Sdn Bhd	Malaysia
SunGard Systems NZ Limited	New Zealand
SunGard Systems Philippines Inc.	Philippines
SunGard Systems Pty Limited	Australia
SunGard Systems Singapore Pte Limited	Singapore
SunGard Systems South Africa (Proprietary) Limited	South Africa
SunGard Technology Services LLC	Delaware
SunGard Treasury Systems Europe Limited	England & Wales
SunGard Treasury Systems UK Limited	England & Wales
SunGard UK Holdings Limited	England & Wales
SunGard VeriCenter, Inc.	Delaware
SunGard VPM Inc.	New York
SunGard Workflow Solutions LLC	Delaware
Syntesys Deutschland GmbH	Germany
Syntesys Switzerland SA	Switzerland
TeleVault iT Limited	England & Wales
Tiger Systems Limited	England & Wales
TP Technologies S.A.	Belgium
Trax N.V.	Belgium
Valuelink Information Services Limited	England & Wales